Exhibit 10.3

DST DEALER MANAGER AGREEMENT

May 28, 2025

Nuveen Securities, LLC

730 Third Avenue, 3rd Floor

New York, NY 10017

This DST Dealer Manager Agreement (this “Agreement”) is entered into by and among Nuveen Real Estate Exchange LLC, a Delaware limited liability company (the “Sponsor”), Nuveen Securities, LLC, a Delaware limited liability company (the “Dealer Manager”), solely with respect to its obligations regarding the OP Unit Investor Servicing Fee set forth in Section 4(b) hereof, Nuveen Global Cities REIT OP, LP, a Delaware limited partnership (the “Operating Partnership”) and, solely with respect to its obligations regarding the REIT Share Stockholder Servicing Fee set forth in Section 4(b) hereof, Nuveen Global Cities REIT, Inc., a Maryland corporation (“Nuveen REIT”).

The Sponsor is offering (each, an “Offering” and collectively, the “Offerings”) in one or more private placements exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated under the Securities Act (“Regulation D”), up to $3.0 billion (or such increased amount as may be determined by Nuveen REIT) of Type S beneficial interests (“Type S DST Interests”), Type D beneficial interests (“Type D DST Interests”) and Type I beneficial interests (“Type I DST Interests” and together with the Type S DST Interests and Type D DST Interests, “DST Interests”) in one or more Delaware statutory trusts (each, a “Trust” and collectively, the “Trusts”) pursuant to the terms and conditions set forth in a Private Placement Memorandum (or Supplement to a Master Private Placement Memorandum, if applicable) for each Offering (as may be amended or supplemented from time to time and with all appendixes thereto, the “Memorandum”). In this Agreement, the term “Memorandum” shall refer to the single Memorandum, or Supplement to a Master Private Placement Memorandum, as applicable, used in connection with each Offering and the term “Memoranda” shall refer to all Memoranda used in connection with all of the collective Offerings contemplated by this Agreement. In connection with the Offerings, the minimum purchase amount by any one person shall be as set forth in the Memorandum, provided that the Sponsor may waive such minimum purchase amount in its sole discretion.

The Sponsor is an indirect, wholly owned subsidiary of the Operating Partnership, and the Operating Partnership is the entity through which Nuveen REIT, conducts substantially all of its business and owns substantially all of its assets. A DST Interest is a beneficial ownership interest in a Trust that will either (i) beneficially own a series of Trusts, each of which will hold one or more commercial properties (each, a “Property” and collectively, the “Properties”); or (ii) own one or more Properties directly. Information regarding each Property held, directly or indirectly, by a Trust in which DST Interests will be offered will be included in the Memorandum or in a property-specific supplement to the Memorandum. Prior to the commencement of an Offering of DST Interests in any particular Trust, such Trust shall execute a joinder agreement in the form attached hereto as Exhibit A, pursuant to which such Trust will join this Agreement and agree to be bound by the terms and conditions hereof.

An Offering of DST Interests in any particular Trust will commence on the date of the Memorandum with respect to such Offering and terminate upon the earliest to occur of: (1) the date upon which the maximum offering amount of DST Interests in such Trust are sold; and (2) twelve months from the commencement of such Offering, subject, however, to a twelve-month extension option exercisable at the sole discretion of the Sponsor. It is understood that no sale of DST Interests will be effective unless and until accepted, directly or indirectly, by the Sponsor. Each subscriber will be required to enter into a subscription agreement substantially in the form of the Subscription Agreement attached as an appendix to the Memorandum (as may be amended by the Sponsor, the “Subscription Agreement”), which may be accepted or rejected by the Sponsor, in whole or in part, in its sole discretion.

Except as otherwise agreed by the Sponsor and the Dealer Manager, the Dealer Manager is responsible for entering into Participating Intermediary Agreements (as defined below) with the Participating Intermediaries (as defined below) through which DST Interests will be sold.

In consideration of the mutual covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto hereby agree as follows:

1. Representations and Warranties of the Sponsor. The Sponsor hereby represents and warrants as follows as of the date hereof; provided, that, to the extent such representations and warranties are given only as of a specified date or dates, the Sponsor only makes such representations and warranties as of such date or dates:

(a) From the date hereof and at all times subsequent thereto up to and including the date on which the last Offering is terminated (the “Offerings Termination Date”), the Memoranda will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Sponsor makes no warranty or representation with respect to any statement contained in or omitted from the Memoranda made in reliance upon and in conformity with information furnished in writing to the Sponsor by the Dealer Manager or any Participating Intermediary expressly for use in the Memoranda.

(b) The Sponsor is a limited liability company duly and validly formed and existing under the laws of the State of Delaware, with all requisite power and authority to enter into this Agreement and to conduct its business as described in the Memoranda.

(c) No consent, approval, authorization or other order of any court or other governmental agency, authority or body has been or is required in connection with the execution or delivery of this Agreement or for the consummation of the transactions contemplated herein by the Sponsor or any Trust except as may be required under the Securities Act, and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated under the Securities Act (the “Rules and Regulations”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the Financial Industry Regulatory Authority, Inc. (“FINRA”) or under the applicable “blue sky” or other state securities laws.

(d) Except as disclosed in the Memoranda, there are no actions, suits or proceedings against, or investigations of, the Sponsor or any of its subsidiaries pending or, to the knowledge of the Sponsor, threatened against the Sponsor or any of its subsidiaries before any court, arbitrator, regulatory body, administrative agency or other tribunal, domestic or foreign, that would reasonably be expected, individually or in the aggregate, to cause a Sponsor MAE (as defined below). “Sponsor MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business, affairs or prospects of the Sponsor and its subsidiaries considered as a whole or (B) the ability of the Sponsor to perform its obligations under this Agreement or the validity or enforceability of this Agreement or the DST Interests and the issuance thereof.

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(e) The execution, delivery, and performance of this Agreement and the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the applicable Trust do not and will not result in a breach of any of the terms and provisions of, or constitute a default under (i) the organizational documents of the Sponsor or the applicable Trust, (ii) any indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Trust or the Sponsor or any subsidiary of the Sponsor is a party or by which the Sponsor, any subsidiary of the Sponsor or any of their respective properties is bound, or (iii) any rule, regulation or order of any court or other governmental agency or body with jurisdiction over the Trust or the Sponsor, any subsidiary of the Sponsor or any of their respective properties, except (A) to the extent that the enforceability of the indemnity provisions contained in Section 7 of this Agreement may be limited under applicable securities laws, and (B) such breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Sponsor MAE.

(f) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Sponsor and constitutes the valid and binding agreement of the Sponsor, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affect creditors’ rights and remedies generally or by equitable principles relating to the availability of remedies or except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.

(g) The issuance and sale of the DST Interests has been duly authorized by the Sponsor and the applicable Trust, and, when issued and duly delivered against payment therefor as contemplated by the Memoranda and this Agreement, the DST Interests will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, except (i) the right of the Operating Partnership to acquire such DST Interests in exchange for cash or for units of limited partnership interest in the Operating Partnership (“OP Units”) as described in the Memoranda (the “FMV Option”), with the class of OP Units received by each investor in exchange for its DST Interests to be set forth in the Subscription Agreement and (ii) the right of the Sponsor to purchase all or any portion of DST Interests from an investor upon written notice as described in the Memoranda, and the DST Interests will conform in all material respects to the description of the DST Interests contained in the Memoranda. The issuance and sale of the DST Interests are not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Sponsor or the applicable Trust or any agreement to which the Sponsor or the applicable Trust is a party or otherwise.

(h) The Sponsor complies in all material respects with applicable privacy provisions of the Gramm-Leach-Bliley Act of 1999 and applicable provisions of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, as amended (the “USA PATRIOT Act”).

(i) The Sponsor and its subsidiaries possess all certificates, authorities, permits, licenses, approvals, consents and other authorizations (collectively “Government Permits”) issued by the appropriate state, federal, local or foreign regulatory agencies or bodies necessary to conduct the business contemplated or operated by them, other than those Government Permits, which the failure to possess or own, would not cause, individually or in the aggregate, a Sponsor MAE. Neither the Sponsor nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Government Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Sponsor MAE.

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(j) None of the Trust, any of its predecessors, any affiliated issuer, any director, executive officer or other officer of the Sponsor participating in an Offering, any beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of 20% or more of the Sponsor’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Sponsor in any capacity at the time of sale (each, a “Sponsor Covered Person” and, together, “Sponsor Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualifying Event”) except for a Disqualifying Event contemplated by Rule 506(d)(2) or (d)(3). The Sponsor has exercised, and during the term of an Offering will continue to exercise, reasonable care to determine whether any Sponsor Covered Person, any Dealer Manager Covered Person (as defined below) and any Participating Dealer Covered Person (as defined in the Participating Intermediary Agreement) is subject to a Disqualifying Event. The Sponsor will immediately comply, to the extent applicable, with its disclosure obligations under Rule 506(e), and will immediately effect the preparation of an amended or supplemented Memorandum that will contain any such required disclosure and will, at no expense to the Dealer Manager (unless the Dealer Manager’s Disqualifying Event is the sole reason for the required amended or supplemented Memorandum, in which case the Dealer Manager shall bear the cost of preparation and distribution of such amended or supplemented Memorandum), promptly furnish the Dealer Manager with such number of printed copies of such amended or supplemented Memorandum containing any such required disclosure, including any exhibits thereto, as the Dealer Manager may reasonably request.

2. Representations and Warranties of the Dealer Manager. The Dealer Manager hereby represents and warrants as follows as of the date hereof; provided, that, to the extent such representations and warranties are given only as of a specified date or dates, the Dealer Manager only makes such representations and warranties as of such date or dates:

(a) The Dealer Manager is a limited liability company duly and validly formed and existing under the laws of the State of Delaware, with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.

(b) The Dealer Manager is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, a member in good standing of FINRA, and a broker or dealer duly registered as such in those states or jurisdictions where the Dealer Manager is required to be registered in order to carry out the Offerings as contemplated by this Agreement. Each employee and representative of the Dealer Manager has, and at all times throughout the term of this Agreement, shall maintain, all required licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would restrict the ability of the Dealer Manager to carry out the Offerings as contemplated by this Agreement.

(c) No consent, approval, authorization or order of any court or other governmental agency, authority or body has been or is required for the performance of this Agreement or for the consummation of the transactions contemplated herein by the Dealer Manager except as have been obtained under the Securities Act or the Exchange Act, from FINRA or as may be required under the applicable “blue sky” or other state securities laws.

(d) The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not result in a breach of any of the terms and provisions of, or constitute a default under (i) the Dealer Manager’s organizational documents, (ii) any indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Dealer Manager is a party or by which the Dealer Manager is bound, or (iii) any rule or regulation or order of any court or other governmental agency or body with jurisdiction over the Dealer Manager, except for such conflicts, breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Dealer Manager MAE (as defined below). As used in this Agreement, “Dealer Manager MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business, affairs or prospects of the Dealer Manager or (B) the ability of the Dealer Manager to perform its obligations under this Agreement or the validity or enforceability of this Agreement against the Dealer Manager.

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(e) This Agreement has been duly and validly authorized, executed, and delivered by or on behalf of the Dealer Manager and constitutes the valid and binding agreement of the Dealer Manager, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affects creditors’ rights or remedies generally or by equitable principles relating to the availability of remedies and except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.

(f) None of (i) the Dealer Manager, (ii) any of the Dealer Manager’s directors, executive officers, other officers participating in an Offering, general partners or managing members, (iii) any of the directors, executive officers or other officers participating in an Offering, or (iv) any other officers or employees of the Dealer Manager or any general partner or managing member of the Dealer Manager that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the Offering (each, a “Dealer Manager Covered Person” and, collectively, the “Dealer Manager Covered Persons”), is subject to a Disqualifying Event, except for a Disqualifying Event (a) contemplated by Rule 506(d)(2) of the Securities Act and (b) a description of which has been furnished in writing to the Sponsor prior to the date hereof or, in the case of a Disqualifying Event occurring after the date hereof, prior to the date of any further offering of DST Interests. The Dealer Manager has exercised and will continue to exercise reasonable care in determining the identity of each person that is a Dealer Covered Person and whether any Dealer Covered Person is subject to a Disqualifying Event. The Dealer Manager will promptly notify the Sponsor in writing of (x) any Disqualifying Event relating to any Dealer Covered Person not previously disclosed to the Sponsor in accordance with this Section 2(f) and (y) any event that would, with the passage of time, become a Disqualifying Event relating to any Dealer Covered Person.

(g) The Trust or its designee shall conduct, or the Dealer Manager shall cause the Participating Intermediary Agreements to require the Participating Intermediary to conduct, reasonable investigations to ensure that all prospective subscribers are not (i) listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) pursuant to Executive Order No. 133224, 66 Fed. Reg. 49079 (September 25, 2001) and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable enabling legislation or other Executive Orders in respect thereof (such lists are collectively referred to as “Lists”) or (ii) owned or controlled by, nor acting for or on behalf of, any person or entity on the Lists.

(h) All information furnished to the Sponsor by the Dealer Manager in writing expressly for use in the Memoranda or any amendment or supplement thereto does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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3. Offer and Sale of the DST Interests.

(a) Engagement of Dealer Manager. Subject to the terms and conditions set forth herein, the Sponsor hereby engages and appoints the Dealer Manager as its dealer manager to offer, and to cause Participating Intermediaries to offer, on a “best efforts” basis, the DST Interests in the Offerings on the terms and conditions set forth in the Memoranda. The Dealer Manager hereby accepts such engagement and appointment and agrees to act as dealer manager during the period commencing on the date hereof and ending on the termination of this Agreement. Nothing contained in this Section 3 shall be construed to impose upon the Sponsor the responsibility of assuring that prospective purchasers meet the suitability standards contained in the Memoranda or to relieve the Dealer Manager or any Participating Intermediary of the responsibility of complying with any applicable rules promulgated by FINRA or, if applicable, the laws of any foreign jurisdiction.

(b) Participating Intermediaries. The Dealer Manager is authorized to enter into participating dealer agreements materially in the form attached as Exhibit B to this Agreement or in such other form as shall be agreed to by the Sponsor (each, a “Participating Dealer Agreement”) with broker-dealers who are members of FINRA in good standing to solicit subscriptions for DST Interests in the Offerings at the purchase price to be paid in accordance with, and otherwise upon the other terms and conditions set forth in, the Memoranda (“Participating Dealers”). The Dealer Manager may also enter into participating adviser agreements in such form as shall be agreed to by the Sponsor (each, a “Participating Adviser Agreement” and, together with the Participating Dealer Agreements, each, a “Participating Intermediary Agreement”) with registered investment advisers registered with the SEC (such registered investment advisers who execute Participating Adviser Agreements, “Participating Advisers” and, together with the Participating Dealers, the “Participating Intermediaries”).

4. Dealer Manager Compensation.

(a) Selling Commissions. Subject to any special circumstances or limitations described in or otherwise provided in a Memorandum, each Trust will pay the Dealer Manager the applicable upfront selling commissions on each DST Interest sold of up to 6.0% of the total cash purchase price paid per DST Interest sold, which includes all upfront fees and expenses described in the Memorandum (the “Total Equity Amount”) per DST Interest sold (the “Selling Commissions”). The applicable Selling Commissions payable to the Dealer Manager will be paid as soon as reasonably possible following the sale of the applicable DST Interests. All or a portion of the Selling Commissions may be reallowed (paid) by the Dealer Manager to Participating Dealers who sold the DST Interests giving rise to such Selling Commissions, as described more fully in the Participating Dealer Agreement entered into with each such Participating Dealer, and which Participating Dealer Agreement will provide the amount of the applicable Selling Commissions, if any, which will be reallowed to the applicable Participating Dealer.

(b) Investor Servicing Fee. Subject to any special circumstances or limitations described in or otherwise provided in a Memorandum or this Section 4:

(i) each Trust will pay to the Dealer Manager a fee (the “DST Investor Servicing Fee”) equal to (i) for applicable Type S DST Interests, 0.85% per annum of the Total Equity Amount in the Type S DST Interests sold, net of any Selling Commissions and upfront non-accountable expense reimbursements, and (ii) for applicable Type D DST Interests, 0.25% per annum of the Total Equity Amount in the Type D DST Interests sold, net of any Selling Commissions and upfront non-accountable expense reimbursements, determined separately with respect to each Trust, as described in the Memorandum. No DST Investor Servicing Fee will be paid for Type I DST Interests. The DST Investor Servicing Fee will be calculated daily and payable monthly in arrears and may be reallowed (paid) in whole or in part to Participating Intermediaries who sold the DST Interests giving rise to such DST Investor

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Servicing Fee, as described more fully in the Participating Intermediary Agreement entered into with each such Participating Intermediary, and which Participating Intermediary Agreement will provide the amount of the DST Investor Servicing Fee, if any, which will be reallowed to the applicable Participating Intermediary. Each Trust will cease paying the DST Investor Servicing Fee with respect any DST Interests as of the effective date of any FMV Option is exercised by the Operating Partnership with respect to such DST Interests; and

(ii) the Operating Partnership will pay to the Dealer Manager, solely with respect to OP Units issued in exchange for DST Interests in connection with exercise of the FMV Option and only until the DST Fee Limit (if any, and as defined below) has been reached, a fee (the “OP Unit Investor Servicing Fee”) comprised of (a) for applicable Class S-1 OP Units, an investor servicing fee equal to 0.85% per annum of the aggregate net asset value (“NAV”) for the Class S-1 OP Units and (b) for applicable Class D-1 OP Units, an investor servicing fee equal to 0.25% per annum of the aggregate NAV for the Class D-1 OP Units. The OP Unit Investor Servicing Fee will be payable monthly in arrears and may be reallowed (paid) in whole or in part to Participating Intermediaries who sold the DST Interests for which the OP Units giving rise to such OP Unit Investor Servicing Fee were exchanged in connection with the FMV Option, as described more fully in the Participating Intermediary Agreement entered into with each such Participating Intermediary, and which Participating Intermediary Agreement will provide the amount of the OP Unit Investor Servicing Fee, if any, which will be reallowed to the applicable Participating Intermediary. No OP Unit Investor Servicing Fee will be paid for Class I OP Units.

(iii) Nuveen REIT will pay to the Dealer Manager, solely with respect to Class S shares of common stock of Nuveen REIT (“Class S REIT Shares”) and Class D shares of common stock of Nuveen REIT (“Class D REIT Shares”) issued in exchange for OP Units pursuant to Section 8.5 of the limited partnership agreement of the Operating Partnership (as it may be amended from time to time, the “Operating Partnership Agreement”), a stockholder servicing fee (the “REIT Shares Stockholder Servicing Fee” and, collectively with the OP Unit Investor Servicing Fee and the DST Investor Servicing Fee, the “Investor Servicing Fee”) comprised of (a) for applicable Class S REIT Shares, a stockholder servicing fee equal to 0.85% per annum of the NAV for such Class S REIT Shares and (b) for applicable Class D REIT Shares, a stockholder servicing fee equal to 0.25% per annum of the aggregate NAV for such Class D REIT Shares. The REIT Shares Stockholder Servicing Fee will be payable monthly in arrears and may be reallowed (paid) in whole or in part to Participating Intermediaries who sold the DST Interests for which the OP Units were exchanged in connection with the FMV Option and then redeemed for such REIT Shares, as described more fully in the Participating Intermediary Agreement entered into with each such Participating Intermediary, and which Participating Intermediary Agreement will provide the amount of the REIT Shares Stockholder Servicing Fee, if any, which will be reallowed to the applicable Participating Intermediary. If the Operating Partnership redeems an investor’s OP Units in exchange for Class S REIT Shares or Class D REIT Shares, then the REIT Shares Stockholder Servicing Fee paid on such Class S REIT Shares or Class D REIT Shares shall be subject to the limit set forth in Section 5.2.3 of Nuveen REIT’s charter (the “REIT Shares Fee Limit”), and such shares shall automatically convert to Class I shares of common stock of Nuveen REIT (“Class I REIT Shares”) if the REIT Shares Fee Limit is reached, as set forth in Section 5.2.3 of Nuveen REIT’s charter. To the extent Class S REIT Shares and Class D REIT Chares convert to Class I REIT Shares pursuant to the terms of Nuveen REIT’s charter, no REIT Shares Stockholder Servicing Fee will be payable on such Class I Shares or any other Class I Shares issued in exchange for OP Units pursuant to the Operating Partnership Agreement.

Notwithstanding the foregoing, subject to the terms of the Memoranda, at such time as the Participating Intermediary who sold the DST Interests giving rise to a portion of the Investor Servicing Fee is no longer the broker-dealer of record/custodian with respect to such DST Interests, OP Units or REIT Shares, as applicable, or no longer satisfies any or all of the conditions in the applicable Participating Intermediary Agreement giving rise to a portion of the Investor Servicing Fee, then such Participating

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Intermediary’s entitlement to the Investor Servicing Fee related to such DST Interests, OP Units or REIT Shares, as applicable, shall cease and such Participating Intermediary shall not receive the Investor Servicing Fee for any portion of the month in which such party is not eligible to receive the Investor Servicing Fee on the last day of the month. Broker-dealer transfers will be made effective as of the start of the first business day of a month.

Thereafter, such Investor Servicing Fee may be reallowed to the then-current broker-dealer of record/custodian of the DST Interests, OP Units or REIT Shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Intermediary Agreement or similar agreement with the Dealer Manager (a “Servicing Agreement”), such Participating Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance (in whole or in part) and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. All determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer Manager may also reallow some or all of the Investor Servicing Fee to other broker-dealers who provide services with respect to the DST Interests, OP Units or REIT Shares giving rise to a portion of the Investor Servicing Fee (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

If the FMV Option is exercised, then in no event shall the aggregate Selling Commissions, DST Investor Servicing Fee and OP Unit Investor Servicing Fee paid by an investor exceed the percentage cap, if any, of the Total Equity Amount paid by such investor for its DST Interests as set forth in the applicable Participating Intermediary Agreement related to such investor (the “OP Unit Fee Limit”). For the avoidance of doubt, if the applicable Participating Intermediary Agreement related to an investor does not contain a specific OP Unit Fee Limit, then no OP Unit Fee Limit shall exist for such investor. On the date on which the Dealer Manager, in conjunction with Nuveen REIT’s transfer agent, determines that the OP Unit Fee Limit has been reached with respect to the OP Units of a particular class held by an investor, all OP Units of such class held by such investor shall automatically convert into Class I OP Units, as set forth in the Operating Partnership Agreement, and no further OP Unit Investor Servicing Fee shall be payable with respect to such OP Units.

(c) Reallowance. The terms of any reallowance of the Selling Commissions and Investor Servicing Fee shall be set forth in the Participating Intermediary Agreement, Servicing Agreement or similar agreement entered into with the Participating Intermediaries or Servicing Dealers, as applicable. The Sponsor will not be liable or responsible to any Participating Intermediary or Servicing Dealer for direct payment or reallowance of any Selling Commissions or Investor Servicing Fee to such Participating Intermediary or Servicing Dealer, the payment or reallowance, as applicable, of any Selling Commissions, or Investor Servicing Fee to such Participating Intermediary or Servicing Dealer being the sole and exclusive responsibility of the Dealer Manager. Notwithstanding the foregoing, at the discretion of the Sponsor, the Sponsor may act as agent of the Dealer Manager by making direct payment of the Selling Commissions or Investor Servicing Fee to Participating Intermediaries or Servicing Dealers on behalf of the Dealer Manager without incurring any liability.

(d) Right to Reject Subscriptions or Cancel Sales. All subscriptions, whether initial or additional, are subject to acceptance by, and shall only become effective upon confirmation, directly or indirectly, by the applicable Trust, which reserves the right to reject a subscription, in whole or in part, for any or no reason. Orders not accompanied by a Subscription Agreement and the required payment for the DST Interests shall be rejected, unless otherwise corrected. Issuance of the DST Interests will be made only after acceptance of the subscription by the Trust and actual receipt by the Trust of payment therefor. If any check is not paid upon presentment, or if the Sponsor is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the DST Interests, the Sponsor reserves the right to cancel the sale without notice.

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(e) Commissions after the Rejection of a Subscriber. No Selling Commissions or Investor Servicing Fee shall be payable on any rejected subscription.

(f) Dealer Manager Expenses. The Dealer Manager will pay for all of its own personnel costs and all expenses necessary for the Dealer Manager to remain in compliance with any applicable FINRA rules or federal or state laws, rules or regulations in order to participate in the Offering as a broker-dealer.

5. Covenants of the Sponsor. The Sponsor covenants and agrees with the Dealer Manager that:

(a) If, at any time prior to the Offerings Termination Date, any Memorandum, as then amended or supplemented, would, in the opinion of either the Sponsor or the Dealer Manager, include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is otherwise necessary, in the Sponsor’s reasonable discretion, at any time to amend or supplement a Memorandum, the Sponsor will promptly notify the Dealer Manager (unless notice of the need to amend or supplement the Memorandum shall have been received from the Dealer Manager) and the Dealer Manager will notify all Participating Intermediaries to suspend the Offering and sale of DST Interests related to such Offering until such time as the Sponsor, in its sole discretion (i) has prepared any required supplement or amendment to such Memorandum and (ii) instructs the Dealer Manager to resume the offer and sale of the DST Interests.

(b) The Sponsor will, at no expense to the Dealer Manager, furnish the Dealer Manager with copies of the Memoranda and all amendments, supplements and exhibits thereto, as the Dealer Manager may reasonably request for the purposes contemplated by federal and state securities laws and any other printed sales literature or other materials, the use of which has been approved in writing by the Sponsor in connection with the Offerings.

(c) The Sponsor will apply the proceeds from the sale of the DST Interests as stated in the Memoranda.

(d) The Sponsor will not conduct the Offerings or offer or sell any of the DST Interests by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D.

(e) The Sponsor will make any filings regarding the Offerings that may be required by the SEC or any state securities administration, including, without limitation, preparing or causing to be prepared, executed and timely filed with the SEC a notice on Form D relating to the Offerings under Regulation D and with applicable state securities regulatory agencies. Subject to the Dealer Manager’s actions and the actions of others in connection with the Offerings, the Sponsor will comply with all requirements imposed upon it by Regulation D and other applicable securities laws, including applicable state “blue sky” registration exemptions.

(f) The Sponsor shall advise the Dealer Manager of any request made by the SEC or any state securities administrator to amend or supplement any Memorandum or for additional information or of the issuance by the SEC of any stop order or of any other order preventing or suspending the use of any Memorandum or the institution of any proceedings for that purpose. The Sponsor shall use its commercially reasonable best efforts to prevent the issuance of any such order and, if any such order is issued, to obtain the removal thereof as promptly as possible. The Sponsor will notify the Dealer Manager in writing, promptly upon the occurrence of (i) any Disqualifying Event relating to any Sponsor Covered Person, and (ii) any event that would, with the passage of time, become a Disqualifying Event relating to any Sponsor Covered Person.

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6. Covenants of the Dealer Manager. The Dealer Manager covenants and agrees with the Sponsor that the Dealer Manager shall:

(a) With respect to the Dealer Manager’s participation and the participation by each Participating Intermediary in the offer and sale of DST Interests, comply, and in its Participating Intermediary Agreements will require each Participating Intermediary to comply, in all material respects, with all applicable requirements of (i) the Securities Act, the Rules and Regulations, the Exchange Act, the rules and regulations of the SEC promulgated under the Exchange Act, Regulation Best Interest and all other federal rules and regulations applicable to the Offering, (ii) applicable state securities or “blue sky” laws and regulations, (iii) the rules of FINRA applicable to the Offering, and (iv) with respect to each Participating Intermediary, the applicable Participating Intermediary Agreement.

(b) The Dealer Manager will, and will cause the Participating Intermediary Agreements to require that each Participating Intermediary, (i) conduct all offering and solicitation efforts in a transaction or series of transactions intended to be exempt from the registration requirements under the Securities Act pursuant to Rule 506(b) of Regulation D, as set forth in the applicable Memorandum, and applicable state securities laws and regulations, (ii) not offer or sell DST Interest by any means otherwise inconsistent with this Agreement or the Memoranda, and (iii) not engage in any general advertising or general solicitation activities in connection with the sale of DST Interests.

(c) The Dealer Manager will, and will cause the Participating Intermediary Agreements to require each Participating Intermediary to, recommend DST Interests only to a prospective investor whom the Dealer Manager or Participating Intermediary, as applicable, has reasonable grounds to believe is an Accredited Investor (as defined in Regulation D) and otherwise meets the financial suitability and other purchaser requirements set forth in the Memoranda. During the course of an Offering, the Dealer Manager will comply, and will cause the Participating Intermediary Agreements to require each Participating Intermediary to comply, with the provisions of all applicable rules and regulations relating to suitability of investors, including, without limitation, Regulation Best Interest, the provisions of Regulation D and, if applicable, FINRA Rule 2111. The Dealer Manager will cause the Participating Intermediary Agreements to require each Participating Intermediary to make, or cause to be made, inquiries as required by this Agreement, each Memorandum or applicable law of all prospective investors to ascertain whether a purchase of a DST Interest is suitable for the prospective investor.

(d) The Dealer Manager will, and will cause the Participating Intermediary Agreements to require that each Participating Intermediary, suspend or terminate the offer and sale of DST Interests in an Offering upon request of the Sponsor at any time and to resume the offer and sale of the DST Interests in such Offering upon subsequent request of the Sponsor in its sole discretion.

(e) The Participating Intermediary Agreements will require each Participating Intermediary to maintain, for at least six (6) years, or for the period of time required to comply with all applicable federal, state or other regulatory requirements, whichever is later, records of the information obtained from each investor and used to determine that each investor met the financial qualifications and suitability standards imposed on the offer and sale of the DST Interests in the Offerings (both at the time of the initial subscription and at the time of any additional subscriptions).

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(f) The Dealer Manager will require in its agreements with each Participating Intermediary that each Participating Intermediary, respectively, comply with the submission of orders procedures set forth in the applicable Participating Intermediary Agreement. If a Trust or its designee or the Dealer Manager receives a Subscription Agreement or check or wire transfer (“instrument of payment”) not conforming to the instructions set forth in the form of Participating Intermediary Agreement, they shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt.

(g) During the course of an Offering and with respect thereto or to any matters set forth in or contemplated by the Memorandum for such Offering, the Dealer Manager will not make any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make any statement, in light of the circumstances under which it was made, not misleading.

(h) During the course of an Offering and prior to the sale of DST Interests, the Dealer Manager or its designee will provide, or will cause each Participating Intermediary to provide, each offeree with a copy of the Memorandum relating to such Offering.

(i) Until the Offerings Termination Date, if the Dealer Manager has been provided with a supplement or amendment to a Memorandum, the Dealer Manager will promptly distribute such supplement or amendment to persons who previously received a copy of the Memorandum from it and who it believes continue to be interested in participating in such Offering and will include such supplement or amendment in all deliveries of the Memorandum after receipt of any such supplement or amendment.

(j) The Dealer Manager will not make any oral or written representations on behalf of the Sponsor other than those contained in the Memorandum for such Offering unless the making of such representations has been approved by the Sponsor in writing, nor will the Dealer Manager act as an agent of the Sponsor or for the Sponsor in any other capacity except as expressly set forth herein.

(k) Except for the Participating Intermediary Agreements and any other agreement approved in advance by the Sponsor in writing, no agreement will be made by the Dealer Manager with any person permitting the resale, repurchase or distribution of any DST Interests.

(l) The Dealer Manager will furnish, or cause to be furnished, to the Sponsor upon request a complete list of all persons and entities who have received a Memorandum and such parties’ addresses.

(m) The Dealer Manager will comply with all applicable federal and state laws and regulations relating to the collection, maintenance, and disclosure of non-public information provided by prospective investors to the Dealer Manager in connection with their proposed investment in the DST Interests.

7. Indemnification.

(a) The Sponsor and each Trust shall indemnify and hold harmless the Dealer Manager, each Participating Intermediary, and each of their respective officers and directors, and each person, if any, who controls the Dealer Manager or any Participating Intermediary within the meaning of Section 15 of the Securities Act (individually, an “Dealer Indemnified Party” and collectively, the “Dealer Indemnified Parties”), from and against any and all loss, liability, action, claim, damage and expense whatsoever (“Losses”), joint or several, to which such Dealer Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement of a material fact contained in (1) the Memoranda, (2) any securities filing or other document executed by the Sponsor or a Trust or, in either case, on its behalf, specifically for the purpose of qualifying the Offering for exemption from the registration requirements of the securities laws of any jurisdiction or based upon written information furnished by the Sponsor or the Trust pursuant to the requirements of the securities laws thereof (any such application, document or information being hereinafter

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called a “Securities Application”); (ii) the omission or alleged omission to state a material fact required to be stated in the Memoranda or in any Securities Application or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (iii) any material violation by the Sponsor and each Trust of any covenant, representation, warranty or agreement contained in this Agreement; or (iv) any willful misconduct, fraud, gross negligence or material violation of any applicable law by the Sponsor and each Trust in the performance of, or failure to perform, its obligations under this Agreement; provided, however, that such indemnity shall not apply to, and neither the Sponsor nor any Trust will have any liability for, any such Losses arising out of or based upon any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Sponsor or Trust by or on behalf of a Dealer Indemnified Party specifically for inclusion in the Memoranda or any Securities Application, and provided, further, that neither the Sponsor nor any Trust will be liable for the portion of any Losses suffered by any Dealer Indemnified Party in any such case if it is determined that such Dealer Indemnified Party was at fault in connection with such portion of the Losses. The Sponsor and each Trust shall reimburse each Dealer Indemnified Party for any legal or other expenses reasonably incurred by such Dealer Indemnified Party in connection with investigating or defending any Losses with respect to which such Dealer Indemnified Party is entitled to indemnification pursuant hereto. Notwithstanding any provision to the contrary, for the avoidance of doubt, the indemnification obligation of each Trust under this Agreement shall be limited to only those items related to the Offering of DST Interests in that Trust and not for any other Offering or Trust.

The indemnity agreement set forth in this Section 7(a) is subject to the further condition that, insofar as it relates to any untrue statement or omission made in a Memorandum that was eliminated or remedied in any subsequent amendment or supplement thereto, such indemnity agreement shall not inure to the benefit of a Dealer Indemnified Party from whom the person asserting any Losses purchased the DST Interests that are the subject thereof, if a copy of such Memorandum as so amended or supplemented was not sent or given to such person at or prior to the time the subscription of such person was accepted by the Sponsor, but only if a copy of such Memorandum as so amended or supplemented had been supplied to the Dealer Manager or Participating Intermediary prior to such acceptance.

Notwithstanding anything herein to the contrary, the extent of a Trust’s obligation to indemnify, defend and hold harmless any party hereunder shall be limited to the extent that the applicable losses, claims, damages or liabilities arise out of or are based upon the Offering of DST Interests of such Trust.

(b) The Dealer Manager shall indemnify and hold harmless the Sponsor, its officers and directors and each person who controls the Sponsor within the meaning of Section 15 of the Securities Act (the “Sponsor Indemnified Parties”) and each Trust from and against any Losses to which any of the Sponsor Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses arise out of or are based upon (i) any untrue statement of a material fact contained in (1) the Memoranda or (2) any Securities Application; (ii) the omission to state in the Memoranda or any Securities Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing clauses (i) and (ii) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Sponsor or the Trust by or on behalf of the Dealer Manager specifically for inclusion in the Memoranda or Securities Application; (iii) any untrue statement, or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, by the Dealer Manager or its representatives or agents in connection with the offer and sale of the DST Interests; (iv) any breach or violation of any representation, warranty, covenant or agreement set forth in this Agreement; (v) any failure to comply with applicable laws governing privacy issues, money laundering abatement, and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA, and the USA PATRIOT Act; or (vi) any other failure to comply with applicable rules of the SEC, FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. The Dealer Manager will reimburse the Sponsor Indemnified Parties and each Trust for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Losses. This indemnity agreement will be in addition to any liability that the Dealer Manager may otherwise have.

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(c) By virtue of entering into a Participating Intermediary Agreement, Dealer Manager shall require that each Participating Intermediary will severally agree to indemnify and hold harmless the Sponsor and each Trust, the Dealer Manager and each of their respective officers and directors and each person, if any, who controls the Sponsor, a Trust or the Dealer Manager within the meaning of the Securities Act, from and against any Losses to which any such person may become subject, as more fully described in each Participating Intermediary Agreement.

(d) Promptly after receipt by a party indemnified under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof. The failure of an indemnified party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section 7 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 7(e)) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.

(e) The indemnifying party shall pay all legal fees and expenses of the indemnified party incurred in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims, notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obligated to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties is unable to agree on which law firm the expenses and fees of which will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

(f) The indemnity agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Participating Intermediary, or any person controlling any Participating Intermediary or by or on behalf of the Sponsor, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Sponsor or the Dealer Manager, (ii) delivery of any DST Interests and payment therefor, and (iii) any termination of this Agreement. A successor of any Participating Intermediary or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 7.

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8. Termination of this Agreement.

(a) This Agreement shall automatically terminate on the Offerings Termination Date.

(b) This Agreement may be terminated by the Sponsor or the Dealer Manager (i) upon 60 days’ written notice to the other parties or (ii) immediately upon notice to the other parties in the event that the Dealer Manager or the Sponsor, respectively, shall have failed to comply with any material provision hereof.

(c) Upon the termination of this Agreement for any reason, the Dealer Manager shall:

(i)	promptly deliver to the Sponsor all records and documents in its possession that relate to the Offerings, other than as required by law to be retained by the Dealer Manager;

(ii)	use its commercially reasonable efforts to cooperate with the Sponsor and each Trust to accomplish an orderly transfer of management of the Offerings to a party designated by the Sponsor; and

(iii)	notify all Participating Intermediaries of the termination.

(d) Upon termination of this Agreement for any reason, the Sponsor shall pay to the Dealer Manager all earned but unpaid compensation and reimbursement for all incurred, accountable compensation to which the Dealer Manager is or becomes entitled pursuant to the terms of this Agreement, at such times as such amounts become payable pursuant to the terms of this Agreement.

9. Survival. The following provisions of the Agreement shall survive the expiration or earlier termination of this Agreement: Section 4 and Section 7 through Section 14. Notwithstanding anything to the contrary contained in this Agreement, the expiration or earlier termination of this Agreement shall not relieve a party of liability for any breach occurring prior to such expiration or earlier termination.

10. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally or by commercial messenger, (ii) on the business day of transmission if sent by email to the email address given below, with written confirmation of receipt, and (iii) one (1) business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery, in each case above, provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Sponsor, to:	Nuveen Real Estate Exchange LLC
730 Third Avenue, 3rd Floor
New York, NY 10017
Attention: William Miller
Email: william.miller@nuveen.com

with a required copy to:	Alston & Bird LLP
1201 W. Peachtree St. NW
Atlanta, Georgia 30309
Attention: Jason Goode
Email: jason.goode@alston.com

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If to a Trust, to:	NREX DST Manager LLC

730 Third Avenue, 3rd Floor
New York, NY 10017
Attention: William Miller
Email: william.miller@nuveen.com

If to the Dealer Manager, to:	Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
Attention: Lucas A. Satre
Email: lucas.satre@nuveen.com
Copy to: legaldepartment@nuveen.com

11. Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Subject to Section 7 hereof, this Agreement and the conditions and provisions hereof are intended to be and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and for the benefit of no other persons, and the term “successors and assigns,” as used herein, shall not include any purchaser of DST Interests as such.

12. Applicable Law. The validity, interpretation and construction of this Agreement shall be governed by, the laws of the State of New York; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section 12. Venue for any action brought hereunder shall lie exclusively in New York, New York.

13. Amendment. This Agreement may be amended only by the written agreement of each of the parties hereto.

14. Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

15. Third-Party Beneficiary. Each of the Sponsor, the Dealer Manager and the Operating Partnership acknowledges and agrees that each Participating Intermediary is an intended and express third-party beneficiary of (i) the representations and warranties contained in Section 1 and Section 2 of this Agreement and (ii) the indemnification obligations owed to the Dealer Indemnified Parties pursuant to Section 7 this Agreement. Each Participating Intermediary, by its execution of a Participating Intermediary Agreement, will be deemed to have agreed to be bound by and to be entitled to the benefits of Section 1, Section 2 and Section 7 of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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If the foregoing is in accordance with your understanding of our agreement, kindly sign and return it to us, whereupon this instrument will become a binding agreement in accordance with its terms.

Very truly yours,

NUVEEN REAL ESTATE EXCHANGE LLC, a Delaware limited liability company

By: Nuveen Real Estate Global Cities Advisors, LLC
Its: Advisor

By:	/s/ Graham Catlin
Name:	Graham Catlin
Title:	Authorized Signatory

Solely with respect to its obligations in Section 4(b) hereof:

NUVEEN GLOBAL CITIES REIT OP, LP, a Delaware limited partnership

By: Nuveen Global Cities REIT, Inc.
Its: General Partner

By:	/s/ William M. Miller
Name:	William M. Miller
Title:	Secretary

Solely with respect to its obligations in Section 4(b) hereof:

NUVEEN GLOBAL CITIES REIT, INC., a Maryland corporation

By:	/s/ William M. Miller
Name:	William M. Miller
Title:	Secretary

Accepted as of the date first above written:

NUVEEN SECURITIES, LLC, a Delaware limited liability company

By:	/s/ Jeffrey W. Hall
Name:	Jeffrey W. Hall
Title:	Senior Managing Director

[Signature Page to DST Dealer Manager Agreement]

EXHIBIT A

NUVEEN SECURITIES, LLC

FORM OF JOINDER TO DST DEALER MANAGER AGREEMENT

NUVEEN REAL ESTATE EXCHANGE LLC

[Trust name] (“Trust”) hereby joins and agrees to the terms and conditions of that certain DST Dealer Manager Agreement, date as of [ ], 2025 (the “DST Dealer Manager Agreement”), by and among Nuveen Real Estate Exchange LLC, a Delaware limited liability company, Nuveen Global Cities REIT OP, LP, a Delaware limited partnership, Nuveen Global Cities REIT, Inc., a Maryland corporation, and Nuveen Securities, LLC, a Delaware limited liability company. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the DST Dealer Manager Agreement. The Trust is offering DST Interests and holds ownership of the Property or Properties commonly referred to as [ ] and located at [ ].

The Trust hereby specifically acknowledges and agrees to its obligations with respect to (i) the Selling Commissions and Investor Servicing Fee set forth in Section 4 of the DST Dealer Manager Agreement and (ii) indemnification set forth in Section 7 of the DST Dealer Manager Agreement.

IN WITNESS WHEREOF, this joinder agreement has been executed and delivered by the Trust as of ______________________, 20___.

[Trustee/manager name], as trustee of [Trust name], u/a/d [date]

By:
Name:
Title:

A-1

EXHIBIT B

NUVEEN SECURITIES, LLC

FORM OF PARTICIPATING DEALER AGREEMENT

Ladies and Gentlemen:

Subject to the terms described in this Participating Dealer Agreement (this “Agreement”), Nuveen Securities, LLC, a Delaware limited liability company, in its capacity as the dealer manager (the “Dealer Manager”) for Nuveen Real Estate Exchange LLC, a Delaware limited liability company (the “Sponsor”), invites you (“Participating Dealer”) to participate in the distribution, on a “best efforts” basis, of Class 1 beneficial interests (“DST Interests”) in one or more Delaware statutory trusts (each, a “Trust” and collectively, the “Trusts”).

I.	DST Dealer Manager Agreement.

The Dealer Manager has entered into a dealer manager agreement with the Sponsor, Nuveen Global Cities REIT OP LP, a Delaware limited partnership (the “Operating Partnership”) and Nuveen Global Cities REIT, Inc., a Maryland corporation (“Nuveen REIT”), dated [____], 2025 (as amended or restated, the “DST Dealer Manager Agreement”), and each Trust shall execute a joinder agreement in the form attached to the DST Dealer Manager Agreement pursuant to which such Trust will join the DST Dealer Manager Agreement and agree to be bound by the terms and conditions thereof. Any capitalized terms not otherwise defined herein shall have the meanings given to such terms in the DST Dealer Manager Agreement.

As described in the DST Dealer Manager Agreement, the Sponsor is offering (each, an “Offering” and collectively, the “Offerings”) in one or more private placements exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D promulgated under the Securities Act (“Regulation D”), up to $3.0 billion (or such increased amount as may be determined by Nuveen REIT (defined below)) of DST Interests in one or more Delaware statutory trusts (each, a “Trust” and collectively, the “Trusts”) pursuant to the terms and conditions set forth in a Private Placement Memorandum (or Supplement to a Master Private Placement Memorandum, if applicable) for each Offering (as may be amended or supplemented from time to time and with all appendixes thereto, the “Memorandum”). In this Agreement, the term “Memorandum” shall refer to the single Memorandum, or Supplement to a Master Private Placement Memorandum, as applicable, used in connection with each Offering and the term “Memoranda” shall refer to all Memoranda used in connection with all of the collective Offerings contemplated by this Agreement.

The Sponsor is an indirect, wholly owned subsidiary of the Operating Partnership, and the Operating Partnership is the entity through which Nuveen REIT, conducts substantially all of its business and owns substantially all of its assets. A DST Interest is a unit of beneficial ownership interest in a Trust that will either (i) beneficially own a series of Trusts, each of which will hold one or more commercial properties (each, a “Property” and collectively, the “Properties”); or (ii) own one or more Properties directly. Information regarding each Property held, directly or indirectly, by a Trust in which DST Interests will be offered will be included in the Memorandum.

DST Interests will be offered and sold in an Offering during a period commencing on the date of the Memorandum and continuing until the earliest to occur of: (1) the date upon which the maximum offering amount of DST Interests in a given Trust, as set forth in the Memorandum, are sold; and (2) twelve months from the commencement of the Offering, subject, however, to a twelve-month extension option exercisable at the sole discretion of the Sponsor.

In connection with performing the Dealer Manager’s obligations under the DST Dealer Manager Agreement, the Dealer Manager is authorized to enter into participating dealer agreements materially in the form attached as Exhibit B to the DST Dealer Manager Agreement or in such other form as shall be agreed to by the Sponsor with other broker-dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to solicit subscriptions for DST Interests in an Offering. Upon effectiveness of this Agreement, which shall be as of the date the Participating Dealer and the Dealer Manager have executed this Agreement, Participating Dealer will become one of the “Participating Dealers” referred to in the DST Dealer Manager Agreement and will be entitled to and subject to the terms and conditions of the DST Dealer Manager Agreement (a copy of which shall be available to a Participating Dealer upon request), including without limitation the provisions of the DST Dealer Manager Agreement wherein (i) the Participating Dealers severally agree to indemnify and hold harmless the Sponsor, the Operating Partnership, the Trusts, the Dealer Manager and each officer and director thereof, and each person, if any, who controls the Sponsor, the Operating Partnership, any Trust or the Dealer Manager within the meaning of the Securities Act; and (ii) the Sponsor and each Trust agree to indemnify and hold harmless each Participating Dealer, and each of their respective officers and directors, and each person, if any, who controls the Participating Dealer within the meaning of the Securities Act.

II.	Sale of DST Interests.

The Dealer Manager agrees to provide to Participating Dealer a copy of the Memorandum and any sales literature which has been approved in advance in writing by the Dealer Manager and the Sponsor to supplement the Memorandum in an Offering (collectively, the “Offering Materials”) with respect to which DST Interests may be offered by Participating Dealer. Following its receipt and review of the Offering Materials with respect to an Offering, Participating Dealer may elect to participate in the offering of the DST Interests in the Offering by executing the Acceptance Letter in the form attached hereto as Exhibit A (the “Acceptance Letter”). The rights and obligations of Participating Dealer and the Dealer Manager set forth in this Agreement shall become effective on the date that the Acceptance Letter with respect to such Offering is executed by Participating Dealer and the defined terms “Offering,” “Memorandum,” “Property Supplement,” and “Trust” shall only relate to those terms as they relate to an Offering where an Acceptance Letter has been executed. In the event that an executed Acceptance Letter with respect to a particular Offering is not received from Participating Dealer by the Dealer Manager, Participating Dealer and Dealer Manager shall have no further rights or obligations to one another with respect to such Offering. For the avoidance of doubt, notwithstanding the execution of this Agreement, Participating Dealer shall have an opportunity to review the Offering Materials with respect to a subsequent Offering and, if the Participating Dealer elects to participate in such Offering can execute an Acceptance Letter.

Participating Dealer hereby agrees to use its best efforts to sell the DST Interests for cash on the terms and conditions set forth in the Memorandum. Nothing in this Agreement shall be deemed or construed to make Participating Dealer an employee, agent, representative or partner of the Dealer Manager, the Operating Partnership, any Trust or the Sponsor, and Participating Dealer is not authorized to act for the Dealer Manager, the Operating Partnership, any Trust or the Sponsor or to make any representations on their behalf except as set forth in the Memorandum. Participating Dealer acknowledges and agrees that the Sponsor and the Dealer Manager may engage broker-dealers who are registered under the Exchange Act and members of FINRA or investment advisers registered under the Investment Advisers Act of 1940, as amended, or comparable state securities laws, to offer and sell the DST Interests, as applicable.

III.	Submission of Subscription Agreements.

Each person desiring to purchase DST Interests in the Offering will be required to complete and execute a Subscription Agreement and to deliver to Participating Dealer such completed and executed Subscription Agreement together with a check or wire transfer (hereinafter referred to as an “instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum, provided that the Sponsor may waive such minimum purchase amount in its sole discretion. Persons who purchase DST Interests will be instructed by Participating Dealer to make their instruments of payment payable to or for the benefit of the applicable Trust.

If Participating Dealer receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions and any instructions set forth in the Memorandum, Participating Dealer shall return such Subscription Agreement and instrument of payment directly to such purchaser not later than the end of the next business day following receipt by Participating Dealer. Subscription Agreements and instruments of payment received by Participating Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section III. Transmittal of received investor funds will be made in accordance with the following procedures, as applicable:

(a)

where, pursuant to Participating Dealer’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from purchasers, then Participating Dealer will transmit the Subscription Agreements in good order and instruments of payment to the Sponsor or to such other account or agent as set forth in the Subscription Agreement or as otherwise directed by the Sponsor by the end of the next business day following receipt thereof by Participating Dealer; and

(b)

where, pursuant to Participating Dealer’s internal supervisory procedures, final internal supervisory review is conducted at a different location (the “Final Review Office”), then Subscription Agreements in good order and instruments of payment will be transmitted by Participating Dealer to the Final Review Office by the end of the next business day following receipt by Participating Dealer. The Final Review Office will, in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment to the Sponsor or to such other account or agent as set forth in the Subscription Agreement or as otherwise directed by the Sponsor.

IV.	Pricing.

The purchase price for subscriptions of DST Interests will be as described in each Memorandum.

Except as otherwise indicated in the Memoranda or in any letter or memorandum sent to Participating Dealer by the Sponsor or the Dealer Manager, a minimum purchase of $250,000 in DST Interests is required in an Offering, provided that the Sponsor may waive such minimum purchase amount in its sole discretion.

V.	Participating Dealer’s Compensation.

Except as may be provided in the Memorandum, as compensation for completed sales and ongoing services rendered by Participating Dealer hereunder, Participating Dealer is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule I hereto.

VI.	Representations, Warranties and Covenants of Participating Dealer.

In addition to the representations and warranties found elsewhere in this Agreement, Participating Dealer represents, warrants, and agrees that, as of the date hereof and at all times during the term of this Agreement:

(a) It is duly organized and existing and in good standing under the laws of the state, commonwealth or other jurisdiction in which Participating Dealer is organized.

(b) It is empowered under applicable laws and by Participating Dealer’s organizational documents to enter into this Agreement and perform all activities and services of Participating Dealer provided for herein and there are no impediments, prior or existing, or regulatory, self-regulatory, administrative, civil or criminal matters affecting Participating Dealer’s ability to perform under this Agreement.

(c) The execution, delivery and performance of this Agreement, the incurrence of the obligations set forth herein, and the consummation of the transactions contemplated herein, including the offer and sale of the DST Interests and participation in any Offering, will not constitute a breach of, or default under, any agreement or instrument by which Participating Dealer is bound, or to which any of its assets are subject, or any rule, regulation or order of any court or other governmental agency or body with jurisdiction over it.

(d) All requisite actions have been taken to authorize Participating Dealer to enter into and perform this Agreement.

(e) It shall notify the Dealer Manager, promptly in writing, of any written claim or complaint or any enforcement action or other proceeding against Participating Dealer or its principals, affiliates, officers, directors, employees or agents, or any person who controls Participating Dealer, within the meaning of Section 15 of the Securities Act with respect to DST Interests offered hereunder.

(f) Participating Dealer will not offer, sell or distribute DST Interests, or otherwise make any such DST Interests available, in any jurisdiction outside of the United States or U.S. territories unless Participating Dealer receives prior written consent from the Dealer Manager.

(g) Participating Dealer acknowledges that the Dealer Manager will enter into similar agreements with other broker-dealers, which does not require the consent of Participating Dealer.

(h) None of (i) Participating Dealer, (ii) any of Participating Dealer’s directors, executive officers, other officers participating in an Offering, general partners or managing members, (iii) any of the directors, executive officers or other officers participating in an Offering of any such general partner or managing member of Participating Dealer, or (iv) any other officers or employees of Participating Dealer or any such general partner or managing member of Participating Dealer that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with an Offering (each, a “Participating Dealer Covered Person” and, collectively, the “Participating Dealer Covered Persons”), is subject to a Disqualifying Event, except for a Disqualifying Event (a) contemplated by Rule 506(d)(2) of the Securities Act and (b) a description of which has been furnished in writing to the Sponsor prior to the date hereof or, in the case of a Disqualifying Event occurring after the date hereof, prior to the date of any further offering of DST Interests. Participating Dealer has exercised and will continue to exercise reasonable care in determining the identity of each person that is a Participating Dealer Covered Person and whether any Participating Dealer Covered Person is subject to a Disqualifying Event. Participating Dealer will promptly notify the Sponsor in writing of (x) any Disqualifying Event relating to any Participating Dealer Covered Person not previously disclosed to the Sponsor in accordance with Sections 2(f)(x) and 2(f)(y) of the DST Dealer Manager Agreement, and (y) any event that would, with the passage of time, become a Disqualifying Event relating to any Participating Dealer Covered Person

VII.	Right to Reject Subscriptions or Cancel Sales.

All subscriptions, whether initial or additional, are subject to acceptance by, and shall only become effective upon confirmation by, the Sponsor, and the Sponsor reserves the right to reject any subscription for any or no reason, including, without limitation, any subscription not accompanied by an executed Subscription Agreement in good order and / or the required instrument of payment in full payment for the DST Interests. If any check is not paid upon presentment, or if the Sponsor is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the DST Interests, the Sponsor reserves the right to cancel the sale without notice. Issuance and delivery of the DST Interests will be made only after actual receipt of payment therefor.

In the event that the Dealer Manager has reallowed any Selling Commissions to Participating Dealer for the sale of DST Interests and the subscription is rejected, canceled or rescinded for any reason, as to the DST Interests covered by such subscription, Participating Dealer shall pay the amount specified to the Dealer Manager within ten (10) days following mailing of notice to Participating Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. Further, if Participating Dealer has retained any Selling Commissions in connection with a subscription that is subsequently rejected, canceled or rescinded for any reason, Participating Dealer agrees to return to the subscriber any Selling Commissions theretofore retained by Participating Dealer with respect to such subscription within three (3) days following mailing of notice to Participating Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. If Participating Dealer fails to pay any such amounts, the Dealer Manager shall have the right to offset such amounts owed against future compensation due and otherwise payable to Participating Dealer (it being understood and agreed that such right to offset shall not be in limitation of any other rights or remedies that the Dealer Manager may have in connection with such failure).

VIII.	Memoranda; Offers and Sales.

Participating Dealer shall (i) conduct all offering and solicitation efforts in a transaction or series of transactions intended to be exempt from the registration requirements under the Securities Act pursuant to Rule 506(b) of Regulation D and applicable state securities laws and regulations, as set forth in the applicable Memorandum, (ii) not offer or sell any DST Interests by any means otherwise inconsistent with this Agreement or the applicable Memorandum, and (iii) not engage in any general advertising or general solicitation activities in connection with the sale of DST Interests.

Participating Dealer is not authorized or permitted to give, and will not give, any information or make any representation (written or oral) concerning the DST Interests except as set forth in the Memorandum relevant to any particular Offering or as otherwise specifically authorized by the Sponsor. The Dealer Manager will make available to Participating Dealer the Memorandum for delivery to investors.

Participating Dealer agrees that it shall have delivered (a) to each investor to whom an offer to sell the DST Interests is made, as of the time of such offer, a copy of the Memorandum and all supplements, amendments and exhibits thereto that have then been made available to Participating Dealer by the Dealer Manager and (b) to each investor that subscribes for DST Interests, as of the time the Sponsor accepts such investor’s order to purchase the DST Interests within the timeframes described in the Memorandum, a copy of the Memorandum and all supplements, amendments and exhibits thereto that have then been made available to Participating Dealer by the Dealer Manager. Participating Dealer agrees that it will not send or give any supplement to the Memorandum to an investor unless it has previously sent or given a Memorandum and all supplements, amendments and exhibits thereto available prior to the date of the supplement in question.

Participating Dealer agrees that it will not show or give to any investor or reproduce any material or writing that is supplied to it by the Dealer Manager and marked “broker-dealer use only” or otherwise bearing a legend denoting that it is not to be used in connection with the offer or sale of DST Interests to potential investors. Participating Dealer agrees that it will not (i) show or give to any investor or prospective investor in a particular jurisdiction any material or writing that is supplied to it by the Dealer Manager if such material bears a legend denoting that it is not to be used in connection with the sale of DST Interests to members of the public in such jurisdiction, (ii) use in connection with the offer or sale of DST Interests any material or writing which relates to another sponsor supplied to it by the Sponsor or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than those of the sponsor to which it relates, or (iii) use in connection with the offer or sale of DST Interests any materials or writings which have not been previously approved by the Dealer Manager or the Sponsor in writing. Participating Dealer further agrees, if the Dealer Manager so requests, to furnish a copy of any revised Memorandum to each person to whom it has furnished a copy of any Memorandum.

IX.	License and Association Membership; Compliance with Applicable Laws.

Participating Dealer’s acceptance of this Agreement constitutes a representation and warranty to the Sponsor, each Trust for which Participating Dealer has executed an Acceptance Letter, and the Dealer Manager, that Participating Dealer is currently, and at all times during the performance of Participating Dealer’s obligations under this Agreement will be (a) duly registered as a broker-dealer under the Exchange Act, (b) a member in good standing of FINRA, and (c) duly licensed or registered as a broker-dealer in each of the states and the other jurisdictions where it will offer or sell DST Interests and that its registered representatives have the appropriate licenses(s) to offer and sell the DST Interests in all such states and other jurisdictions. This Agreement shall automatically terminate with no further action by any party hereto if Participating Dealer ceases to be a member in good standing of, or has its registration suspended or terminated by, FINRA or the securities commission of the state in which Participating Dealer’s principal office is located. Participating Dealer agrees to notify the Dealer Manager immediately if Participating Dealer ceases to be a member in good standing of, or has its registration suspended or terminated by, FINRA or the securities commission of any state in which Participating Dealer is currently registered or licensed.

Participating Dealer’s acceptance of this Agreement constitutes a representation and warranty to the Sponsor, the Operating Partnership, each Trust for which Participating Dealer has executed an Acceptance Letter, and the Dealer Manager that Participating Dealer’s performance of its obligations under this Agreement shall comply with all applicable terms and requirements of (i) the DST Dealer Manager Agreement (a copy of which shall be available to Participating Dealer upon request), which such terms are incorporated herein by reference, (ii) this Agreement, (iii) the Securities Act and the rules and regulations of the SEC promulgated under the Securities Act, (iv) the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act, (v) state securities or “blue sky” laws and regulations, (vi) all rules promulgated by FINRA applicable to the Offering (collectively, the “FINRA Rules”), and (vii) all other federal laws, rules, and regulations applicable to the Offering and the offer and sale of the DST

Interests, or the activities of Participating Dealer pursuant to this Agreement, including, without limitation, the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999 (“GLBA”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC and FINRA, the Bank Secrecy Act, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, as amended (the “USA PATRIOT ACT”), and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury, and (viii) the Memoranda.

Participating Dealer currently has in place and effect and shall maintain in place and full force and effect during the term of this Agreement, insurance coverage in amounts and upon terms as are customary and appropriate for a party engaged in Participating Dealer’s business and performing its obligations under this Agreement, including any and all minimum or mandated insurance coverage required by applicable law.

X.	Limitation of Offer; Suitability; Accredited Investors.

Participating Dealer shall recommend DST Interests only to a prospective investor whom Participating Dealer has reasonable grounds to believe is an Accredited Investor (as defined in Regulation D) and otherwise meets the financial suitability and other purchaser requirements set forth in the Memoranda. For any Offering exempt from registration requirements under the Securities Act pursuant to Rule 506(b) of Regulation D, Participating Dealer shall only make offers to investors with whom Participating Dealer has a substantial preexisting relationship as of the date of this Agreement. During the course of an Offering, Participating Dealer shall comply with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation, the provisions of Regulation D. Participating Dealer shall make, or cause to be made, inquiries as required by this Agreement, the Memoranda or applicable law, of all prospective investors to ascertain whether a purchase of a DST Interest is suitable for the prospective investor.

Participating Dealer will sell DST Interests as set forth on Schedule I to this Agreement, and Participating Dealer will only sell such DST Interests to those persons who are eligible to purchase such DST Interests as described in the Memorandum.

Nothing contained in this Agreement shall be construed to impose upon the Sponsor, the Operating Partnership, any Trust or the Dealer Manager the responsibility of assuring that prospective investors meet the suitability standards or Accredited Investor status in accordance with the terms and provisions of the Memoranda. Participating Dealer agrees to comply with the record-keeping requirements imposed by federal and state securities laws and the rules and regulations thereunder.

XI.	Disclosure Review; Confidentiality of Information.

Participating Dealer agrees that it shall have reasonable grounds to believe, based on the information made available to it through the Memoranda or other materials, that all material facts are adequately and accurately disclosed in the Memoranda and that the Memoranda provides a reasonable basis for evaluating an investment in the DST Interests. In making this determination, Participating Dealer shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the Sponsor, conflicts of interest and risk factors, and appraisals and other pertinent reports. If Participating Dealer relies upon the results of any inquiry conducted by another member or members of FINRA, Participating Dealer shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry, and that the person who participated in or conducted the inquiry is not the Dealer Manager or an affiliate of the Sponsor.

It is anticipated that (a) Participating Dealer and Participating Dealer’s officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of Participating Dealer that are conducting a due diligence inquiry on behalf of Participating Dealer and (b) persons or committees, as the case may be, responsible for determining whether Participating Dealer will participate in the Offering ((a) and (b) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Sponsor, the Operating Partnership, the Trusts, the Dealer Manager, Nuveen Global Cities Advisors, LLC (the “Advisor”), or their respective affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Sponsor, the Operating Partnership, the Trusts, the Dealer Manager, the Advisor, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, and business plans, however documented, belonging to the Sponsor, the Operating Partnership, the Trusts, the Dealer Manager, the Advisor, or their respective affiliates; (iii) information concerning the business and affairs of the Sponsor, the Operating Partnership, the Trusts, the Dealer Manager, the Advisor, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, plans, and market studies, however documented); (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. Participating Dealer agrees to keep, and to cause its Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with Participating Dealer’s due diligence inquiry. Participating Dealer agrees not to disclose, and to cause its Diligence Representatives not to disclose, such Confidential Information to the public, or to Participating Dealer’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the DST Interests.

Participating Dealer further agrees to use commercially reasonable efforts to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of Participating Dealer’s due diligence inquiry, and (b) informing each recipient of such Confidential Information of Participating Dealer’s confidentiality obligation. Participating Dealer acknowledges that Participating Dealer or its Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Sponsor and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. Participating Dealer acknowledges that Participating Dealer or its Diligence Representatives may in the future receive Confidential Information, either in individual or collective meetings or telephone calls with the Sponsor or Dealer Manager, and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. Participating Dealer acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Sponsor to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (i) if approved in writing for disclosure by the Sponsor or the Dealer Manager, (ii) pursuant to a subpoena or as required by law, or (iii) as required by regulation, rule, order or request of any governing or self-regulatory organization (including, without limitation, the SEC, FINRA or any state securities administrator), provided that Participating Dealer shall notify the Dealer Manager in advance, if practicable under the circumstances, of any attempt to obtain Confidential Information pursuant to the foregoing clauses (ii) and (iii).

XII.	Compliance with Anti-Money Laundering Compliance Programs.

Participating Dealer represents that it has complied and will comply with Section 326 of the USA PATRIOT ACT and the implementing rules and regulations promulgated thereunder in connection with broker/dealers’ anti-money laundering obligations. Participating Dealer hereby represents that it has adopted and implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to customer identification in compliance with applicable laws and regulations, including federal and state securities laws, the USA PATRIOT ACT and the rules and regulations promulgated thereunder, Executive Order 13224 – Executive Order on Terrorist Financing Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, and applicable rules of FINRA. In accordance with these applicable laws and regulations and its AML Program, Participating Dealer agrees to verify the identity of its new customers, to maintain customer records, and to check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Additionally, Participating Dealer will monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the USA PATRIOT ACT as potential signals of money laundering or terrorist financing. Participating Dealer will submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law. Upon request by the Dealer Manager at any time, Participating Dealer hereby agrees to furnish (a) a copy of its AML Program to the Dealer Manager for review, (b) a copy of the findings and any remedial actions taken in connection with Participating Dealer’s most recent independent testing of its AML Program, and (c) a periodic written attestation in a form satisfactory to Dealer Manager confirming Participating Dealer’s implementation of its AML Program. Participating Dealer agrees to notify the Dealer Manager immediately if Participating Dealer is subject to a FINRA disclosure event or fine from FINRA related to its AML Program.

XIII.	Privacy.

Participating Dealer agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the GLBA and applicable regulations promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act (“FCRA”), and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

The parties hereto acknowledge that from time to time, Participating Dealer may share with the Sponsor, and the Sponsor may share with Participating Dealer, nonpublic personal information (as defined under the GLBA) of customers of Participating Dealer. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. Participating Dealer shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which Participating Dealer served as the broker-dealer of record for such customer’s account. Participating Dealer, the Dealer Manager and the Sponsor shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLBA), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA) or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section XIII. Except as expressly permitted under the FCRA, Participating Dealer agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.

Participating Dealer shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, preparing, maintaining and providing a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event Participating Dealer, the Dealer Manager or the Sponsor expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section XIII, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section XIII, shall be prohibited.

Participating Dealer shall implement commercially reasonable measures in compliance with industry best practices designed (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. Participating Dealer further agrees to cause all its agents, representatives, affiliates, subcontractors, or any other party to whom Participating Dealer provides access or discloses nonpublic personal information of customers to implement appropriate measures designed to meet the objectives set forth in this Section XIII.

XIV.	Indemnification.

(a) As a Dealer Indemnified Party, the Participating Dealer shall be entitled and subject to the indemnification provided by the Sponsor and each Trust as set forth in Section 7 of the DST Dealer Manager Agreement.

(b) Participating Dealer shall indemnify and hold harmless the Sponsor, the Operating Partnership, each Trust for which Participating Dealer has executed an Acceptance Letter, the Dealer Manager and each of the Sponsor’s and the Dealer Manager’s respective officers and directors who controls the Sponsor or the Dealer Manager within the meaning of Section 15 of the Securities Act (individually, an “Indemnified Party” and collectively, the “Indemnified Parties”), from and against any and all loss, liability, action, claim, damage and expense whatsoever (“Losses”) to which any of the Indemnified Parties may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of a material fact contained in (A) the Memoranda or (B) any Securities Application; or (ii) the omission to state in the Memoranda or any Securities Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing clauses (i) and (ii) apply, to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon, and in conformity with, written information furnished to the Sponsor, the Operating Partnership or any Trust by or on behalf of Participating Dealer, specifically for inclusion in the Memoranda or Securities Application; (iii) any untrue statement, or omission to state a fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, in each case by Participating Dealer or its representatives or agents in connection with the offer and sale of the DST Interests; (iv) any breach or violation of any representation, warranty, covenant or agreement set forth in this Agreement; (v) any failure to comply with applicable laws governing privacy issues, money laundering abatement and anti-terrorist financing efforts, including applicable rules of the SEC, FINRA and the USA PATRIOT Act; or (vi) any other failure to comply with applicable rules of the SEC, FINRA or federal or state securities laws and the rules and regulations promulgated thereunder. Participating Dealer will reimburse the Indemnified Parties and each Trust for which Participating Dealer has executed an Acceptance Letter for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Losses. This indemnity agreement will be in addition to any liability that Participating Dealer may otherwise have.

(c) Promptly after receipt of notice of the commencement of any action by an Indemnified Party under this Section XIV, such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under this Section XIV, notify in writing the indemnifying party of the commencement thereof. The failure of the Indemnified Party to so notify the indemnifying party will relieve the indemnifying party from any liability under this Section XIV as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any Indemnified Party. In case any such action is brought against any Indemnified Party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the Indemnified Party for reasonable legal and other expenses (subject to Section XIV(c) below) incurred by such Indemnified Party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such Indemnified Party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any Indemnified Party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such Indemnified Party.

(d) The indemnifying party under this Section XIV shall pay all legal fees and expenses of the Indemnified Party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obligated to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims, notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one Indemnified Party. If such claims or actions are alleged or brought against more than one Indemnified Party, then the indemnifying party shall only be obligated to reimburse the expenses and fees of the one law firm that has been selected by a majority of the Indemnified Parties against which such action is finally brought; and in the event a majority of such Indemnified Parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an Indemnified Party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

(e) The indemnity agreement contained in this Section XIV shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of Participating Dealer, or any person controlling Participating Dealer or by or on behalf of the Sponsor, the Operating Partnership, the Trusts, the Dealer Manager or any officer or director thereof, or by or on behalf of any person controlling the Sponsor, the Operating Partnership, the Trusts or the Dealer Manager, (ii) delivery of any DST Interests and payment therefor, and (iii) any termination of this Agreement. A successor of Participating Dealer or of any party to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreement contained in this Section XIV.

XV.	Undertaking to Not Facilitate a Secondary Market in the DST Interests.

Participating Dealer acknowledges that there is no public trading market for the DST Interests and that there are limits on the ownership and transferability of the DST Interests, which significantly limit the liquidity of an investment in the DST Interests. Participating Dealer will not engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the DST Interests without the prior written approval of the Dealer Manager.

XVI.	Arbitration.

The parties hereto agree that any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law) shall be resolved by final and binding arbitration administered in accordance with the then-current commercial arbitration rules of FINRA in accordance with the terms of this Agreement (including the governing law provisions of this Agreement and pursuant to the Federal Arbitration Act (9 U.S.C. §§ 1 – 16)). The parties will request that the arbitrator or arbitration panel (“Arbitrator”) issue written findings of fact and conclusions of law. The Arbitrator shall not be empowered to make any award or render any judgment for punitive damages, and the Arbitrator shall be required to follow applicable law in construing this Agreement, making awards, and rendering judgments. The decision of the Arbitrator shall be final and binding, and judgment upon any arbitration award may be entered by any court having jurisdiction. All arbitration hearings will be held at the New York, New York FINRA District Office or at another mutually agreed upon site. The parties may agree on a single arbitrator, or, if the parties cannot so agree, each party will have the right to choose one arbitrator, and the selected arbitrators will choose a third arbitrator, with such third arbitrator to thereafter serve as the sole Arbitrator in respect to the applicable dispute, controversy or claim. Each arbitrator must have experience and education that qualify him or her to competently address the specific issues to be designated for arbitration. Notwithstanding the preceding, no party will be prevented from immediately seeking provisional remedies in courts of competent jurisdiction, including but not limited to, temporary restraining orders and preliminary injunctions, but such remedies will not be sought as a means to avoid or stay arbitration.

XVII.	Termination; Survival; Amendment; Entire Agreement.

Participating Dealer will immediately suspend or terminate its offer and sale of DST Interests in any or all Offerings (as specified by the Sponsor) upon the request of the Sponsor or the Dealer Manager at any time and will resume its offer and sale of DST Interests hereunder upon subsequent request of the Sponsor or the Dealer Manager. Any party may terminate this Agreement at any time for any or no reason by written notice delivered pursuant to Section XX below. This Agreement shall automatically terminate without the requirement for further action by any party to this Agreement upon the termination of the DST Dealer Manager Agreement.

Upon expiration or termination of this Agreement, the Dealer Manager shall pay to Participating Dealer all earned but unpaid compensation or reimbursement to which Participating Dealer is or becomes entitled under Section V hereof at such time as such compensation or reimbursement becomes payable.

The respective agreements and obligations of Participating Dealer and the Dealer Manager set forth in Section V, Section XII through Section XIV and Section XVI through Section XXIII of this Agreement and Section 7 of the DST Dealer Manager Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

Notwithstanding the termination of this Agreement or the payment of any amount to Participating Dealer, Participating Dealer agrees to pay Participating Dealer’s proportionate share of any claim, demand or liability asserted against Participating Dealer and the other Participating Intermediaries on the basis that such Participating Intermediaries or any of them constitute an association, unincorporated business or other separate entity, including in each case such Participating Intermediary’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.

This Agreement may be amended at any time by the Dealer Manager by written notice to Participating Dealer, and any such amendment, including any amendment to the DST Dealer Manager Agreement, shall be deemed accepted by Participating Dealer upon submitting a Subscription Agreement for DST Interests after it has received such notice.

Other than as explicitly stated herein, including through any reference to the DST Dealer Manager Agreement, this Agreement and the schedules hereto are the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto relating to the subject matter hereof.

XVIII.	Use of Sponsor and Nuveen Names.

Except as expressly provided herein, nothing herein shall be deemed to constitute a waiver by the Dealer Manager of any consent that would otherwise be required under this Agreement or applicable law prior to the use by Participating Dealer of the name or identifying marks of the Sponsor, the Operating Partnership, the Dealer Manager, “Nuveen” or “Nuveen REIT” (or any combination or derivation thereof). The Dealer Manager reserves the right to withdraw its consent to the use of the Sponsor’s or Nuveen, LLC’s name at any time and to request to review any materials generated by Participating Dealer that use the Sponsor’s or Nuveen, LLC’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

XIX.	Assignment; Third-Party Beneficiary.

Participating Dealer shall have no right to assign this Agreement or any of Participating Dealer’s rights hereunder or to delegate any of Participating Dealer’s obligations hereunder. Any purported assignment or delegation by Participating Dealer shall be null and void. The Dealer Manager shall have the right to assign any or all of its rights and obligations under this Agreement by written notice, and Participating Dealer shall be deemed to have consented to such assignment by execution hereof. Dealer Manager shall provide written notice of any such assignment to Participating Dealer. Each of the Sponsor, the Operating Partnership, and each Trust is a third-party beneficiary with respect to this Agreement and may enforce its rights, to the extent set forth herein, against any party to this Agreement.

XX.	Notice.

All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (a) when delivered by hand, personally or by commercial messenger, (b) on the business day of transmission if sent by email to the email address given below, with written confirmation of receipt, and (c) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Dealer Manager, to:	Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
Attention: Leigh Schuler
Email: leigh.schuler@nuveen.com
Copy to: legaldepartment@nuveen.com

with a required copy to:	Alston & Bird LLP
1201 W. Peachtree St. NW
Atlanta, Georgia 30309
Attention: Jason Goode
Email: jason.goode@alston.com

If to Participating Dealer, to:	The address specified by Participating Dealer on the signature page hereto.

XXI.	Attorneys’ Fees; Applicable Law and Venue.

In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorneys’ fees. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of law provisions, of the State of New York; provided however, that causes of action for violations of federal or state securities laws shall not be governed by this section. Venue for any action brought hereunder (including arbitration) shall lie exclusively in New York, New York.

XXII.	No Partnership.

Nothing in this Agreement shall be construed or interpreted to constitute Participating Dealer as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Operating Partnership, the Sponsor, any Trust or the other Participating Intermediaries. Instead, this Agreement shall only constitute Participating Dealer as a dealer authorized by the Dealer Manager to sell the DST Interests according to the terms set forth in the Memoranda and this Agreement.

XXIII.	Electronic Signatures and Electronic Delivery of Documents.

(a) Electronic Signatures. If Participating Dealer has adopted or adopts a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature” (as such term is defined by Electronic Signature Law (as defined below)), to the extent the Sponsor allows the use of Electronic Signature, in whole or in part, Participating Dealer represents that: (i) each Electronic Signature will be genuine; (ii) each Electronic Signature will represent the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed; (iii) the Sponsor may accept each Electronic Signature without any responsibility to verify or authenticate that it is the signature of Participating Dealer’s client given with such client’s prior authorization and consent; (iv) the Sponsor may act in accordance with the instructions authorized by Electronic Signature without any responsibility to verify that Participating Dealer’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Participating Dealer’s client received all disclosures required by applicable Electronic Signature Law; and (v) without limitation of the foregoing, Participating Dealer will comply with all applicable terms of: (1) the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. 7001 et seq., (2) the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where Participating Dealer is licensed, and (3) applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the SEC and FINRA and any other governmental authority (collectively, “Electronic Signature Law”).

(b) Electronic Delivery. If Participating Dealer intends to use electronic delivery to distribute the Memoranda or other documents related to the Sponsor to any person, Participating Dealer will comply with all applicable rules, regulations and guidance relating to the electronic delivery of documents issued by the SEC, FINRA and any other laws or regulations related to the electronic delivery of Memoranda, including, without limitation, Electronic Signature Law.

[Signatures on following pages.]

If the foregoing is in accordance with Participating Dealer’s understanding and agreement, please sign and return the attached duplicate of this Agreement.

Very truly yours,

NUVEEN SECURITIES, LLC

By:
Title:
Date:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

1. Identity of Participating Dealer:

Company Name:

Type of entity:

Organized in the State of:

Licensed as broker-dealer in all States: Yes: ________ No: _________

If no, list all States licensed as broker-dealer:

Tax ID #:

2. Person to receive notices delivered pursuant to the Agreement.

Name:

Company:

Address:

City, State and Zip:

Telephone:

Fax:

Email:

AGREED TO AND ACCEPTED BY PARTICIPATING DEALER:

(Participating Dealer’s Firm Name)

By:
Signature

Name:
Title:
Date:

SCHEDULE I

TO

PARTICIPATING DEALER AGREEMENT WITH

NUVEEN SECURITIES, LLC

Name of Participating Dealer: ____________________

The following Schedule I reflects the Selling Commissions and Investor Servicing Fees as agreed upon between Nuveen Securities, LLC (the “Dealer Manager”) and Participating Dealer, effective as of the effective date of the Participating Dealer Agreement (the “Agreement”) between the Dealer Manager and Participating Dealer in connection with an Offering of DST Interests in a Trust by Nuveen Real Estate Exchange LLC (the “Sponsor”). Any capitalized terms used and not otherwise defined herein have the meanings given to such terms in the Agreement.

Upfront Selling Commissions

Except as may be provided in the Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales (as defined below) by Participating Dealer of DST Interests in the Offering in which Participating Dealer is authorized to participate and for services rendered by Participating Dealer hereunder, the Dealer Manager shall reallow to Participating Dealer upfront Selling Commissions in an amount set forth in the table below. For purposes of this Schedule I, a “completed sale” shall occur, if and only if, a transaction has closed with a subscriber for DST Interests pursuant to all applicable offering and subscription documents, payment for the DST Interests has been received by the Trust in full in the manner provided in Section II of the Agreement, the Trust has accepted the Subscription Agreement of such subscriber, and the Trust has thereafter distributed the Selling Commissions to the Dealer Manager in connection with such transaction.

In no event shall Participating Dealer withhold any portion of the purchase price for the DST Interests in an Offering, and the entirety of such purchase price shall be delivered to the Trust or its agent as set forth in the Subscription Agreement.

Except as otherwise provided herein, all expenses incurred by Participating Dealer in the performance of Participating Dealer’s obligations hereunder, including, but not limited to, expenses related to the DST Interests and any attorneys’ fees, shall be at Participating Dealer’s sole cost and expense.

Investor Servicing Fee

The payment of the Investor Servicing Fee to Participating Dealer is subject to terms and conditions set forth herein and the Memorandum as each may be amended or supplemented from time to time.

From and after the sale of the DST Interests hereunder, and until the OP Unit Fee Limit (if any) has been reached, in the event that the FMV Option is exercised, the Dealer Manager will pay to Participating Dealer during the term of the Participating Dealer Agreement all or a portion of the DST Investor Servicing Fee and the OP Unit Investor Servicing Fee, each of which will be paid monthly. The aggregate Investor Servicing Fee payable to Participating Dealer shall equal the sum of the DST Investor Servicing Fee, the OP Unit Investor Servicing Fee and the REIT Shares Stockholder Servicing Fee and shall be in the amounts set forth in the table below. The type of DST Interest purchased and the class of OP Units received by an Investor in exchange for DST Interests in connection with the exercise of the FMV Option shall be as provided in the applicable Subscription Agreement.

Schedule I-1

To the extent that an OP Unit Fee Limit is provided in the table below, then if the FMV Option is exercised, in no event shall the aggregate Selling Commissions, DST Investor Servicing Fee, and OP Unit Investor Servicing Fee paid by an Investor exceed such OP Unit Fee Limit. On the date on which the Dealer Manager, in conjunction with Nuveen REIT’s transfer agent, determines that the OP Unit Fee Limit, if any, has been reached with respect to the OP Units of a particular class held by an Investor, all OP Units of such class held by such Investor shall automatically convert into Class I OP Units, and no further OP Unit Investor Servicing Fee shall be payable with respect to such OP Units.

If the Operating Partnership redeems an investor’s OP Units in exchange for Class S REIT Shares or Class D REIT Shares, then the REIT Shares Stockholder Servicing Fee paid on such Class S REIT Shares or Class D REIT Shares shall be subject to REIT Shares Fee Limit, and such shares shall automatically convert to Class I REIT Shares if the REIT Shares Fee Limit is reached, as set forth in Section 5.2.3 of Nuveen REIT’s charter. No REIT Shares Stockholder Servicing Fee is be paid on any Class I REIT Shares.

In no event shall the Investor Servicing Fee payable to Participating Dealer exceed the Investor Servicing Fee payable to the Dealer Manager pursuant to the DST Dealer Manager Agreement with respect to the DST Interests sold by Participating Dealer. The payment of the Investor Servicing Fee shall be subject to the following requirements:

(i)	the existence of an effective Participating Dealer Agreement or ongoing Servicing Agreement between the Dealer Manager and the Participating Dealer; and

(ii)	the provision of the following services with respect to the DST Interests or OP Units, as applicable, by Participating Dealer:

1.

assistance with recordkeeping, including maintaining records for and on behalf of Participating Dealer’s customers reflecting transactions and balances of DST Interests or OP Units owned, as applicable;

2.	answering investor inquiries regarding the Trusts or the Operating Partnership, as applicable, including distribution payments and reinvestments; and

3.	helping investors understand their investments upon their request.

Participating Dealer hereby represents, by its acceptance of each payment of the Investor Servicing Fee, that it complies with each of the above requirements and is providing the above-described services.

Subject to the conditions described herein, the Dealer Manager will reallow to Participating Dealer the DST Investor Servicing Fee and the OP Unit Investor Servicing Fee in the amounts described in the table below, respectively, on DST Interests sold by Participating Dealer and on OP Units received in exchange for DST Interests sold by Participating Dealer in connection with the exercise of the FMV Option. To the extent payable, the DST Investor Servicing Fee and the OP Unit Investor Servicing Fee will be payable monthly in arrears, each as provided in the Memorandum. All determinations regarding the total amount and rate of reallowance of the Investor Servicing Fee, Participating Dealer’s compliance with the listed conditions, and/or the portion retained by the Dealer Manager, will be made by the Dealer Manager in its sole discretion.

Notwithstanding the foregoing, subject to the terms of the Memorandum, at such time as Participating Dealer is no longer the broker-dealer of record with respect to the DST Interests, OP Units or REIT Shares, as applicable, or Participating Dealer no longer satisfies any or all of the conditions set forth above, then Participating Dealer’s entitlement to the Investor Servicing Fees related to such DST Interests, OP Units or

Schedule I-2

REIT Shares shall cease, and Participating Dealer shall not receive the Investor Servicing Fee for that month, or any portion thereof (i.e., DST Investor Servicing Fees, OP Unit Investor Servicing Fees and REIT Shares Stockholder Servicing Fees are payable with respect to an entire month without any proration). Broker-dealer transfers will be made effective as of the start of the first business day of a month.

Thereafter, such Investor Servicing Fees may be reallowed to the then-current broker-dealer of record of the DST Interests, OP Units or REIT Shares, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Participating Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”) and such Participating Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in its sole discretion. The Dealer Manager may also reallow some or all of the Investor Servicing Fee to other broker-dealers who provide services with respect to the DST Interests, OP Units or REIT Shares giving rise to a portion of the Investor Servicing Fee (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

General

The Selling Commissions and Investor Servicing Fees due to Participating Dealer pursuant to the Agreement will be paid to Participating Dealer within 30 days after receipt by the Dealer Manager. Participating Dealer, in its sole discretion, may authorize Dealer Manager to deposit the Selling Commissions and Investor Servicing Fee or other payments due to it pursuant to the Agreement directly into its bank account. If Participating Dealer so elects, Participating Dealer shall provide such deposit authorization and instructions in Schedule II to the Agreement.

The parties hereby agree that the foregoing reallowed Selling Commissions and Investor Servicing Fees are not in excess of the usual and customary distributors’ or sellers’ commission received in the sale of securities similar to the DST Interests, that Participating Dealer’s interest in an Offering is limited to such reallowed Selling Commissions and Investor Servicing Fee, as applicable, from the Dealer Manager and Participating Dealer’s indemnity referred to in Section 7 of the DST Dealer Manager Agreement, and that the Sponsor, the Operating Partnership, Nuveen REIT and the Trusts are not liable or responsible for the direct payment of such reallowed Selling Commissions and Investor Servicing Fees to Participating Dealer.

Except as otherwise described under “Upfront Selling Commissions” above, Participating Dealer waives any and all rights to receive compensation, including the Selling Commissions and Investor Servicing Fee, until it is paid to and received by the Dealer Manager and except to the extent that the Dealer Manager has agreed to reallow any portion of foregoing pursuant the Agreement and this Schedule I. Participating Dealer acknowledges and agrees that, if a Trust or the Operating Partnership, pays the Selling Commissions or Investor Servicing Fee, as applicable, to the Dealer Manager, the Trust, the Operating Partnership and Nuveen REIT are relieved of any obligation for the Selling Commissions or Investor Servicing Fee, as applicable, to Participating Dealer. The Operating Partnership, Nuveen REIT and each Trust may rely on and use the preceding acknowledgement as a defense against any claim by Participating Dealer for the Selling Commissions or Investor Servicing Fee, as applicable, the Trust, the Operating Partnership or Nuveen REIT pays to Dealer Manager but that Dealer Manager fails to remit to Participating Dealer. Participating Dealer affirms that the Dealer Manager’s liability for the Selling Commissions and Investor Servicing Fee is limited solely to the proceeds of the Selling Commissions and Investor Servicing Fee, as applicable, receivable from the Trust, the Operating Partnership or Nuveen REIT and Participating Dealer hereby waives any and all rights to receive any reallowance of the Selling Commissions or Investor Servicing Fee, as applicable, due until such time as the Dealer Manager is in receipt of the Selling Commissions or Investor Servicing Fee, as applicable, from the Trust, the Operating Partnership or Nuveen REIT and only to the extent that the Dealer Manager has agreed to reallow any portion of foregoing pursuant the Agreement and this Schedule I.

Schedule I-3

By completing the below table, Participating Dealer hereby agrees to the terms of the Agreement and this Schedule I with respect to each of the following:

(i)	the DST Interests;

(ii)	the DST Investor Servicing Fee, including eligibility therefor;

(iii)	the Class S-1 OP Units, the Class D-1 OP Units, and the Class I OP Units;

(iv)	the OP Unit Investor Servicing Fee, including eligibility therefor;

(v)	any OP Unit Fee Limits (if applicable);

(vi)	the Class S REIT Shares, Class D REIT Shares and Class I REIT Shares;

(vii)	the REIT Shares Stockholder Servicing Fee; and

(viii)	the REIT Shares Fee Limit.

To the extent DST Investor Servicing Fees or OP Unit Investor Servicing Fees are reallowed to the Participating Dealer, Participating Dealer represents by its acceptance of each such payment that it complies with each of the requirements set forth herein.

DST INTERESTS (PRIOR TO EXERCISE OF FMV OPTION, IF APPLICABLE)

Fill in the amount of the upfront selling commission an Investor shall pay (which will be fully reallowed to the Participating Dealer) as well as the type or types of DST Interests that investors shall be eligible to purchase and the DST Investor Servicing Fee to be reallowed to the Participating Dealer subject to the Dealer Manager’s approval.

UPFRONT SELLING COMMISSION Insert Selling Commission: ___% of the price per DST Interest sold (not to exceed 6.0%)

DST INVESTOR SERVICING FEE

Check the box below regarding the type or types of DST Interests that investors shall be eligible to purchase and fill in the DST Investor Servicing Fee reallowance amounts as applicable.

☐ TYPE S DST INTERESTS (Fill in both reallowance amounts below)

Insert DST Investor Servicing Fee reallowed: ___% per annum of the price per DST Interest sold, net of Sales Commissions and upfront non-accountable expense reimbursements (not to exceed 0.85%) – amount subject to Dealer Manager approval

☐ TYPE D DST INTERESTS (Fill in both reallowance amounts below)

Insert DST Investor Servicing Fee reallowed: ___% per annum of the price per DST Interest sold, net of Sales Commissions and upfront non-accountable expense reimbursements (not to exceed 0.25%) – amount subject to Dealer Manager approval

☐ TYPE I DST INTERESTS (No DST Investor Servicing Fee)

Schedule I-4

OP UNITS (FOLLOWING EXERCISE OF FMV OPTION, IF APPLICABLE)[1]

Check the box below regarding the class or classes of OP Units that investors shall be eligible to receive if the FMV Option is exercised in exchange for DST Interests sold by Participating Dealer, and fill in the OP Unit Investor Servicing Fee reallowance amounts as applicable.

☐ CLASS S-1 OP UNITS (Fill in reallowance amount below)

Insert OP Unit Investor Servicing Fee reallowed: ___% per annum of the aggregate NAV of outstanding Class S-1 OP Units serviced by the Participating Dealer (not to exceed 0.85%) – amount subject to Dealer Manager approval

☐ CLASS D-1 OP UNITS (Fill in reallowance amount below)

Insert OP Unit Investor Servicing Fee reallowed: ___% per annum of the aggregate NAV of outstanding Class D-1 OP Units serviced by the Participating Dealer (not to exceed 0.25%) – amount subject to Dealer Manager approval

☐ CLASS I OP UNITS (No OP Unit Investor Servicing Fee)

OP UNIT FEE LIMIT

Check the box below regarding whether the Participating Dealer will impose an OP Unit Fee Limit on the aggregate Selling Commissions, DST Investor Servicing Fees and OP Unit Investor Servicing Fees, and if so, fill in the desired OP Unit Fee Limit.

☐ NO OP UNIT FEE LIMIT

☐ OP UNIT FEE LIMIT: ___%

[1]

If the investor receives Class S REIT Shares or Class D REIT Shares in exchange for OP Units pursuant to Section 8.5(a) of the Operating Partnership Agreement, the REIT Share Stockholder Servicing Fee reallowance amounts shall correspond to the applicable OP Unit Investor Servicing Fee reallowance amounts.

Schedule I-5

SCHEDULE II

TO

PARTICIPATING DEALER AGREEMENT WITH

NUVEEN SECURITIES, LLC

NAME OF PARTICIPATING DEALER:

SCHEDULE TO AGREEMENT DATED:

Participating Dealer hereby authorizes the Dealer Manager or its agent to deposit the Selling Commissions, Investor Servicing Fees, and other payments due to Participating Dealer pursuant to the Participating Dealer Agreement into its bank account specified below. This authority will remain in force until Participating Dealer notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into Participating Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to Participating Dealer for an amount not to exceed the amount of the erroneous deposit.

Bank Name:

Bank Address:

Bank Routing Number:

Account Number:

“PARTICIPATING DEALER”

(Print Name of Participating Dealer)

By:
Title:
Date:

EXHIBIT A

TO

PARTICIPATING DEALER AGREEMENT

ACCEPTANCE LETTER

[DATE]

Nuveen Securities, LLC

730 Third Avenue, 3rd Floor

New York, NY 10017

Re: Offering of units of beneficial interest (“DST Interests”) with respect to the Delaware Statutory Trust (“DST”) holding the [property/properties] commonly referred to as [_] and located at [_] (the “[Property/Properties]”)

The undersigned, being Participating Dealer pursuant to the terms of that certain Participating Dealer Agreement, effective as of [_], 20[_] (the “Agreement”), makes the following representations with respect to the Agreement. Capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Agreement.

The undersigned acknowledges and agrees that it has received a copy of the Offering Materials with respect to the DST holding the [Property/Properties]. The undersigned further acknowledges and agrees that (i) it has had sufficient opportunity to review the Offering Materials, (ii) it has been given sufficient opportunity to ask questions of, and receive answers from, the Sponsor and Dealer Manager with respect to the Offering Materials, the DST Interests, and the [Property/Properties], (iii) the undersigned agrees to act as a Participating Dealer with respect to DST Interests in the DST holding the [Property/Properties] in accordance with the terms of the Agreement and the DST Dealer Manager Agreement, and (iv) the Dealer Manager is hereby authorized to proceed to distribute to the undersigned’s representatives, agents and clients copies of the Offering Materials for such parties’ use in offering the DST Interests in the DST holding the [Property/Properties].

[Name of Participating Dealer]

By:
Name:
Title: